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EXHIBIT 99.1

AMENDMENT NO. 1 TO SENIOR BRIDGE LETTER OF CREDIT AGREEMENT

        AMENDMENT NO. 1 TO SENIOR BRIDGE LETTER OF CREDIT AGREEMENT (this "Amendment"), dated as of October 19, 2007, among TYCO INTERNATIONAL LTD., a Bermuda company (the "Guarantor"), TYCO INTERNATIONAL FINANCE S.A., a Luxembourg company (the "Borrower"), the LENDERS party hereto, CITIBANK, N.A. ("Citibank"), as L/C Issuer (the "L/C Issuer") and CITIBANK, N.A. as Administrative Agent.

PRELIMINARY STATEMENTS

        1.     The Borrower, the Guarantor, the Lenders, the L/C Issuer and the Administrative Agent are parties to the Senior Bridge Letter of Credit Agreement, dated as of June 21, 2007 (as amended, supplemented or otherwise modified from time to time through the date of this Amendment, the "Bridge L/C Agreement");

        2.     The parties desire to amend the Bridge L/C Agreement in certain respects, including, inter alia, to extend the Maturity Date.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

ARTICLE I
Definitions

        Section 1.01    Defined Terms.    Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Bridge L/C Agreement.

        Section 1.02    Rules of Construction.    The rules of construction set forth in Section 1.03 of the Bridge L/C Agreement shall apply to this Amendment as if fully set forth herein.

ARTICLE II
Amendments to Bridge L/C Agreement

        Section 2.01    Amendments to Article I of the Bridge L/C Agreement.    The defined terms contained in Section 1.01 of the Bridge L/C Agreement are hereby amended as follows:

        (a)    The defined term "Applicable Margin" is amended by deleting such term and replacing it with the following:

          "Applicable Margin" means, (a) on or before December 15, 2007, with respect to any Eurodollar Loan, either (i) at any time during which less than 50% of the aggregate Commitments are being utilized, the rate per annum set forth on the Pricing Grid opposite the reference to the applicable Index Debt Rating under the heading "Applicable Margin" and under the sub-heading "Less than 50% of the Commitments Utilized," or (ii) at any time during which 50% or more of the then applicable aggregate Commitments are being utilized, the rate per annum set forth on the Pricing Grid opposite the reference to the applicable Index Debt Rating under the heading "Applicable Margin" and under the sub-heading "50% or More of the Commitments Utilized;" and (b) after December 15, 2007, with respect to any Eurodollar Loan, either (i) at any time during which less than 50% of the aggregate Commitments are being utilized, the rate per annum set forth on Schedule 1.02 under the heading "Applicable Margin" and under the sub-heading "Less than 50% of the Commitments Utilized," or (ii) at any time during which 50% or more of the then applicable aggregate Commitments are being utilized, the rate per annum set forth on Schedule 1.02 under the heading "Applicable Margin" and under the sub-heading "50% or More of the Commitments Utilized. Any change in the Applicable Margin resulting from an Index Debt

  Rating Change or an aggregate Commitment utilization change shall be effective on the date of such Index Debt Rating Change or utilization change, as the case may be.

        (b)    The defined term "Maturity Date" is amended by deleting such term and replacing it with the following:

          "Maturity Date" means the earlier of (i) June 15, 2008 and (ii) the closing date of any replacement letter of credit facility between the Borrower and the Agent or an affiliate thereof (together with any other lenders, agents or trustees, as applicable).

        Section 2.02    Amendments to Article II of the Bridge L/C Agreement.    Section 2.07(a) of the Bridge L/C Agreement is amended by deleting such section and replacing it with the following:

          (a) Facility Fee. The Borrower shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a facility fee at a rate per annum equal to (i) on or before December 15, 2007, the applicable rate per annum set forth on the Pricing Grid times the aggregate stated amount of the Letters of Credit at any time prior to the Maturity Date computed in accordance with Section 2.08 and (ii) after December 15, 2007, the applicable rate per annum set forth on Schedule 1.02 times the aggregate stated amount of the Letters of Credit at any time prior to the Maturity Date computed in accordance with Section 2.08. The Facility Fee shall be payable in arrears on June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and the Maturity Date (and if applicable, thereafter, on demand)."

        Section 2.03    Amendments to Schedules of the Bridge L/C Agreement.    The Bridge L/C Agreement is hereby amended by adding new Schedule 1.02 in the form attached as Exhibit A hereto.

ARTICLE III
Representations and Warranties

  Section 3.01    Representations and Warranties.

        (a)   Each Obligor represents and warrants to the Administrative Agent and each Lender that this Amendment has been duly authorized, executed and delivered by each Obligor and constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        (b)   Each Obligor represents and warrants to the Administrative Agent and each Lender that, as of the Amendment Effective Date (defined herein), and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Bridge L/C Agreement (other than Section 3.04, Section 3.05(a)(i) or (b) or Section 3.09) or any other Loan Document or which are contained in any certificate or notice delivered at any time by any Obligor under or in connection herewith or therewith are true and correct in all material respects on and as of the Amendment Effective Date (defined herein) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

        Section 3.02    No Default.    Each of the Obligors represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (defined herein), and after giving effect to this Amendment, no Default has occurred and is continuing.

ARTICLE IV
Effectiveness

        Section 4.01    Conditions to Effectiveness.    This Amendment will become effective on and as of the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been first satisfied (unless waived by the Lenders):

        (a)   The Administrative Agent (or its counsel) shall have received each of the following, each dated as of the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

          (i)    this Amendment, duly executed and delivered by the Borrower, the Guarantor, the Administrative Agent, the L/C Issuer and each of the Lenders; and

          (ii)   such other assurances, certificates and documents as the Administrative Agent shall have reasonably requested reasonably in advance of the scheduled Amendment Effective Date in connection with this Amendment.

        (b)   There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees due and payable on or before the Amendment Effective Date, and all expenses due and payable on or before the Amendment Effective Date.

        (c)   As of the Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties set forth in Section 3.01 of this Amendment are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

        (d)   As of the Amendment Effective Date, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

        Section 4.02    References to Agreement.    The Bridge L/C Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Amendment Effective Date. Any references in the Bridge L/C Agreement to "this Agreement," "hereunder," "herein" or words of like import, and each reference in any other document executed in connection with the Bridge L/C Agreement, to "the Agreement," "thereunder," "therein" or words of like import, shall, from and after the Amendment Effective Date, mean and be a reference to the Bridge LC Agreement as amended hereby.

        Section 4.03    Continued Effectiveness; Ratification of Loan Documents.    The Bridge L/C Agreement and the other Loan Documents, each as modified by this Amendment, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

ARTICLE V
Miscellaneous

        Section 5.01    Execution of Counterparts.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 5.02    Fees, Costs and Expenses.    The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

        Section 5.03    Loan Document.    This Amendment shall be deemed to be a Loan Document.

        Section 5.04    Binding Effect.    Upon the Amendment Effective Date, this Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantor, the Lenders, the L/C Issuer and the Administrative Agent and, in each case, their respective successors and assigns.

        Section 5.05    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

        [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TYCO INTERNATIONAL LTD.
By:	/s/ CHRISTOPHER J. COUGHLIN
	Name:	Christopher J. Coughlin
	Title:	EVP and Chief Financial Officer

TYCO INTERNATIONAL FINANCE S.A.
By:	/s/ ENRICA MACCARINI
	Name:	Enrica Maccarini
	Title:	Managing Director

CITIBANK, N.A., as Lender, L/C Issuer and Administrative Agent
By:	/s/ CHRISTOPHER M. HARTZELL
	Name:	Christopher M. Hartzell
	Title:	Vice President

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AMENDMENT NO. 1 TO SENIOR BRIDGE LETTER OF CREDIT AGREEMENT
PRELIMINARY STATEMENTS
ARTICLE I Definitions
ARTICLE II Amendments to Bridge L/C Agreement
ARTICLE III Representations and Warranties
ARTICLE IV Effectiveness
ARTICLE V Miscellaneous